                                                                    Exhibit 10.3

                          TRANSITION SERVICES AGREEMENT

     This Transition services agreement (the "Agreement"), is dated as of _____________, 2002, by and between IMPCO Technologies, Inc., a Delaware corporation ("IMPCO"), and Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation ("Quantum").

     Whereas, concurrently herewith, IMPCO and Quantum are entering into a Contribution and Distribution Agreement (the "Distribution Agreement"), which provides for, among other things, the contribution by IMPCO to Quantum of certain assets relating to IMPCO's Automotive OEM Business (the "Business") in consideration, among other things, of the issuance by Quantum to IMPCO of [___________] shares of Quantum's common stock, par value $0.001 per share;

     Whereas, the Board of Directors of IMPCO has determined that it is appropriate, desirable and in the best interests of IMPCO and its businesses as well as of the holders of IMPCO Common Stock, to distribute to the holders of the IMPCO Common Stock all the outstanding shares of Quantum common stock, par value $0.001 per share, as set forth in the Distribution Agreement;

     Whereas, in order to facilitate an orderly transition of the Business under the Distribution Agreement, the parties desire that IMPCO make available to Quantum the Services (as defined below) on the terms set forth herein; and

     Whereas, capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Distribution Agreement.

     Now, Therefore, in consideration of the above premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE 1

                                    Services

     1.1  Services.

          (a) Type of Services. Except as otherwise provided herein, for the term determined pursuant to Section 1.2 hereof, IMPCO shall, as may reasonably be requested by Quantum upon reasonable notice from time to time on and after the Contribution Date (which shall be referred to herein as the "Effective Date"), provide or cause to be provided to Quantum services in support of the Business, consisting of those generically described services summarized on Exhibit A attached hereto and set forth with specificity in Exhibit B (comprised
---------                                                   ---------
of statements of work) attached hereto (the "Services"). Subject to the limitations set forth in this Agreement, the Services shall be performed in the manner, to the extent and at a time substantially consistent with the manner in which IMPCO provided such Services to the Business prior to the Distribution Date.

          (b) Services Performed by Others. IMPCO may, in its reasonable discretion, cause any of the Services to be provided by any other person or entity that is providing, has provided or may from time to time provide, the same or similar services for IMPCO or are reasonably necessary for the efficient performance of any of such Services. IMPCO will provide Quantum with twenty (20) days' notice prior to any such transfer of the Services.

          (c) Statements of Work. IMPCO and Quantum may agree to additional Services pursuant to this Agreement by entering into additional statements of work (the "Statements of Work") from time to time during the term of this Agreement, each of which will, at a minimum, include the following:

              (i) A reference to this Agreement, which reference will be deemed to incorporate all applicable provisions of this Agreement;

              (ii) The date as of which the applicable Statement of Work will be effective and, if applicable, the term or period of time during which IMPCO will provide the applicable services and resources to Quantum pursuant to that Statement of Work;

              (iii) A description of the Services to be provided by IMPCO to Quantum pursuant to that Statement of Work, including, but not limited to, the location at which the applicable Services are to be provided, and all deliverables to be provided as part of the applicable Services pursuant to that Statement of Work;

              (iv) A designation of the individual who will have management responsibility for IMPCO and Quantum, respectively, in connection with that Statement of Work;

              (v) The fees, costs and expenses, if any, payable by Quantum to IMPCO for the Services to be provided pursuant to that Statement of Work; and

              (vi) Any additional provisions applicable to the Services provided under that Statement of Work that are not otherwise set forth in this Agreement or that are exceptions to the provisions set forth in this Agreement.

A form of statement of work is attached hereto as Exhibit C. No Statement of
                                                  ---------
Work will become effective until it has been executed by an authorized representative of both IMPCO and Quantum.

     1.2 Term. The term of this Agreement shall commence on the Effective Date and shall remain in effect until the expiration the period ending six (6) months after the date of this Agreement (the "Term"), unless this Agreement is earlier terminated pursuant to Section 1.7. Notwithstanding the expiration of the Term, each Statement of Work entered into prior to the date of such expiration will remain in full force and effect in accordance with the provisions thereof, including each of the provisions of this Agreement incorporated by reference into such Statement of Work. This Agreement may be extended by written agreement executed by both parties either in whole or with respect to one or more of the Services; provided, however, that such extension shall only apply to the Service for which
--------  -------
the Agreement was extended. The parties may agree on an earlier expiration date for a specific Service.

     1.3  Payment of Fees and Expenses.

          (a) Service Charge. As consideration for the provision of the Services, Quantum shall, for each Service performed, pay IMPCO (a) a fee equal to (i) the salary of the respective employees performing the Services pro rated in accordance with the number of hours actually worked in the performance thereof (the "Pro-Rated Salary") plus (ii) an additional thirty percent (30%) of the Pro-Rated Salary (to cover employee benefits, overhead costs and the like) (the "Fee"), and (b) all out-of-pocket expenses incurred in connection with IMPCO's provision of the Services (the "Expenses") which are not included as part of the Fee (such Fee and any Expenses being collectively referred to in this Agreement as the "Service Charge" for such Service). In the event the Service is terminated, the Fee for such Service will be prorated for the number of days of Service received in the calendar month (based on a thirty day month) in which the Service is terminated.

          (b) Payment Terms. IMPCO shall invoice Quantum monthly for all amounts due under the Statements of Work. Such invoices shall be accompanied by reasonable documentation or other reasonable explanation supporting such amounts. Each invoice submitted by IMPCO hereunder shall be substantially in the form attached as Exhibit D hereto. Quantum shall pay IMPCO all amounts due under
                 ---------
the Statements of Work within thirty (30) days after receipt of an invoice therefor. Any fees or payments owing to IMPCO under this Agreement remaining unpaid after such date shall accrue interest at the lower of (i) the prime rate plus two percent per month, or (ii) the highest lawful rate of interest, calculated from the date such amount was due until the date such payment is received by IMPCO.

          (c) Taxes. Quantum shall pay any value-added tax and any tariff, duty, export or import fee, sales tax, use tax, service tax or other tax or charge (excluding income tax) imposed by any government or governmental agency on IMPCO or Quantum with respect to the Services or the performance of this Agreement.

          (d) Performance Under Ancillary Agreements. Notwithstanding anything to the contrary contained herein, Quantum shall not be charged under this Agreement for any services that are required to be performed by IMPCO for Quantum under the Distribution Agreement or any other Ancillary Agreement (as defined in the Distribution
                                      -3-

Agreement) and any such other services shall be performed and charged for in accordance with the Distribution Agreement or such other Ancillary Agreement, as the case may be. Quantum shall not be charged for any Services performed before the Effective Date.

     1.4  General Obligations; Standard of Care.

          (a) Performance Requirements. Subject to Subsections 1.1(a) and 1.5(b), IMPCO shall maintain sufficient resources to perform its obligations hereunder; provided that Quantum shall reimburse IMPCO in accordance with
Section 1.3 for any costs and expenses IMPCO incurs in connection with the provision of the Services. IMPCO shall use commercially reasonable efforts to provide Services in accordance with the policies, procedures and practices in effect with respect to the Business prior to the Distribution Date and shall exercise the same care and skill as it exercises in performing similar services for itself (the "Standard of Care").

          (b) Good Faith Cooperation; Consents. The parties will use good faith efforts to cooperate with each other in all matters relating to the provision and receipt of the Services. Such cooperation shall include exchanging information necessary for the provision of the Services (subject to Section 1.6(a) of this Agreement), performing true-ups and adjustments and obtaining all applicable consents, licenses, sublicenses or approvals necessary to permit each party to perform its obligations hereunder. The costs of obtaining such consents, licenses, sublicenses or approvals shall be paid by Quantum. The parties will maintain reasonable documentation related to the Services and cooperate with each other in making such information available as needed, in all cases in compliance with all applicable law.

     1.5  Certain Limitations.

          (a) Impracticability. IMPCO shall not be required to provide any Service to the extent the performance of such Service (i) would require the services of those former employees of the Business who are employed by Quantum after the Distribution Date, or (ii) would require the services of those former employees of the Business who were not selected for employment by Quantum and who subsequently have been terminated from employment by IMPCO, or (iii) would require IMPCO to violate any applicable laws, rules or regulations. IMPCO shall be relieved of any obligations hereunder to the extent that Quantum's failure to take any action may reasonably render performance by IMPCO of such obligations unlawful or commercially impracticable.

          (b) Limitations on Services. IMPCO shall not be obligated to provide Services hereunder that are greater in nature and scope than the comparable services provided by IMPCO to Quantum or the Business prior to the Distribution Date, or that are greater in nature or scope than comparable services provided by IMPCO during the Term to its own internal organizations, except as may be specifically provided on Schedule A to this Agreement. IMPCO shall not be required to expand its facilities, incur new long-term capital expenses, employ additional personnel or maintain the employment of any specific employee in order to provide the Services to Quantum.

          (c) Right to Determine Priority. If there is an unavoidable conflict between the immediate needs of IMPCO and those of Quantum as to the use of or access to a particular Service to be provided by IMPCO, IMPCO shall have the right, in its sole discretion, to establish reasonable priorities, at particular times and under particular circumstances, as between IMPCO and Quantum in providing such Service. In any such situation, IMPCO shall provide notice to Quantum of the establishment of such priorities at the earliest practicable time and no such priorities shall result in the violation of applicable law.

     1.6  Confidentiality; Ownership

          (a) Information Subject to Other Obligations. Each party hereto will regard and preserve as confidential and proprietary all confidential information of the other party, whether written, oral or computer based, to which it has or had access during its performance pursuant to this Agreement. Neither party will, without the prior written consent from the other party, disclose to any person (except as set forth in Sections 1.6(b) through 1.6(d) below) or use for its own benefit (or permit the use of) any such information, except in order to exercise such party's rights and fulfill such party's obligations under this Agreement. Each party shall take all reasonable precautions to ensure that all of its employees, agents and assistants and employees of its subcontractors treat such information as confidential and do not divulge such information through willful actions or gross negligence. All such information provided pursuant to this Agreement remains the property of the party providing such information and shall be returned to that party upon demand and shall not be reproduced in any manner except as required for performance of this Agreement. As used in this Agreement, "confidential information" means any and all information and material disclosed by party to the other party (whether in writing, or in oral, graphic, electronic or any other form) that is marked or designated in writing as confidential or proprietary, or if disclosed orally or in other intangible form or in any form that is not so marked, that is identified as confidential at the time of such disclosure and summarized in writing and transmitted to the receiving party within thirty (30) days of such disclosure.

          (b) Exceptions. The obligations set forth in Section 1.6(a) shall not apply to information that is:

              (i) generally available to the public or subsequently becomes generally available to the public through no breach by the receiving party of its obligations under this Agreement or any other agreements between the parties hereto concerning such information;

              (ii) received from a third party who is legally free to disclose such information and who did not receive such information in confidence from the disclosing party; and

              (iii) independently developed by the receiving party without reference to the information received from the disclosing party.

          (c) Permitted Disclosures. Notwithstanding any provision of this
Section 1.6 to the contrary, in exercising the rights granted under this Agreement and in performing its obligations under this Agreement, IMPCO may disclose the confidential information of Quantum to its employees and independent contractors who need to know such information and who are bound by confidentiality obligations to keep such information confidential.

          (d) Protective Arrangements. In the event that any party either determines on the advice of its counsel that it is required to disclose any confidential information of the other party pursuant to applicable law (including but not limited to U.S. securities laws and regulations) or receives any demand under legal process or from any governmental authority to disclose or provide the confidential information of any other party (or any affiliate thereof) that is subject to the confidentiality provisions of this Section 1.6, such party shall notify the other party prior to disclosing or providing such confidential information and shall cooperate at the expense of the requesting party in seeking any reasonable protective arrangements requested by such other party. Subject to the foregoing, the information subject to such request or requirement may be disclosed or provided to the extent required by such law (as so advised by counsel) or by legal process or such governmental authority.

          (e) Ownership; Return. Except to the extent inconsistent with the express terms of the Distribution Agreement or any Ancillary Agreement other than this Agreement, or except as specifically set forth in the applicable Statement of Work, the parties agree that:

              (i) title to all Technology and Documentation existing prior to the performance of the Services and used in performing the Services provided hereunder shall remain in the name of the party holding title as of the date performance of such Services commences;

              (ii) to the extent the provision of any Service involves the Development of any Technology, Documentation, improvements of and/or any other intellectual property other than Quantum Work Product (as defined below), including without limitation software programs, charts, diagrams, source materials, patented, patentable, copyrighted or copyrightable materials, or materials constituting trade secrets, (A) Quantum shall not use in any manner, copy, modify, reverse engineer, decompile, or otherwise attempt to discover the basis or source code of, or in any way alter any of such Technology, Documentation, and materials, or otherwise use such materials in any manner, without

IMPCO's express prior written consent which may be given in IMPCO's sole discretion, and (B) IMPCO shall exclusively own all right, title and interest in and to such Technology, Documentation and/or intellectual property unless otherwise expressly agreed by the parties in the applicable Statement of Work;

              (iii) if and to the extent that in connection with IMPCO's performance of the Services pursuant to this Agreement during the term of this Agreement, IMPCO creates, during the term of this Agreement, and provides Quantum with, any work product ordered or commissioned by Quantum that constitutes (i) a Quantum Asset acquired by Quantum from IMPCO pursuant to the Distribution Agreement, or (ii) any other Quantum Asset already owned exclusively by Quantum, such work product shall be the exclusive property of Quantum (such work product hereinafter referred to as "Quantum Work Product"), provided that such work product shall be expressly designated as a Quantum Work Product in the applicable Statement of Work; and

              (iv) upon the termination of any of the Services, each of IMPCO and Quantum shall return to the other, as soon as practicable, any equipment or other property of the other relating to the Services which is owned or leased by it and is or was in its possession or control.

     1.7  Termination.

          (a) Election to Terminate. Quantum may terminate this Agreement either with respect to all, or with respect to any one or more, of the Services provided hereunder at any time and from time to time, for any reason or no reason, by giving written notice to IMPCO at least thirty (30) days prior to the date of such termination. IMPCO may terminate this Agreement with respect to all, or with respect to any one or more, of the Services provided hereunder at any time and from time to time, in the event of a material breach by Quantum of its obligations hereunder (other than a payment default), by giving thirty (30) days prior written notice to Quantum of such breach and such breach remaining uncured as of the expiration of such thirty (30) day period. In addition, the parties may at any time agree in writing to terminate this Agreement with respect to some or all of the Services, effective immediately or as indicated in such writing.

          (b) Discontinuation of Service. IMPCO may terminate any Service upon thirty (30) days prior written notice to Quantum that IMPCO is discontinuing the provision of such Service to its own internal organizations.

          (c) Termination for Payment Default. If any payment required under this Agreement or any Statement of Work is not paid by Quantum when due, IMPCO shall have the right, without any liability to Quantum, or anyone claiming by or through Quantum, to cease providing any or all of the Services provided by IMPCO to Quantum hereunder or pursuant to any Statement of Work, which right may be exercised by IMPCO in its sole and absolute discretion. IMPCO shall provide Quantum with thirty (30) days prior written notice to Quantum of its intent to terminate such Services hereunder, and if Quantum fails to pay all amounts due for such Service(s) (including any accrued late fee) prior to the expiration of such thirty (30) day period, IMPCO shall have the right to cease any or all Services pursuant to this Section 1.7(c).

          (d) Automatic Termination. Except to the extent the parties otherwise agree in writing, and except where a longer term is agreed to in writing between the parties for any particular Service, this Agreement will automatically terminate at the close of business on the last day of the Term.

          (e) Termination of Less Than All Services. Subject to Section 1.7(d), in the event of any termination with respect to one or more, but less than all, Services, this Agreement shall continue in full force and effect with respect to any Services not terminated hereby.

     1.8  Disclaimer of Warranties, Limitation of Liability And Indemnification.

          (a) Disclaimer of Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, IMPCO HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SERVICES AND ALL IMPLIED WARRANTIES ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, IMPCO MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE QUALITY, SUITABILITY OR ADEQUACY OF THE SERVICES FOR ANY PURPOSE OR USE.

          (b) Limitation of Liability. Quantum acknowledges that IMPCO is not in the business of providing Services in the manner contemplated by this Agreement and that the Services are being provided pursuant to this Agreement as an accommodation to Quantum to assist in the transition of the Business to Quantum. Except with respect to losses or damages actually suffered or incurred by Quantum as a result of IMPCO's willful misconduct, fraud or gross negligence in providing the Services, IMPCO's aggregate liability to Quantum for damages in connection with this Agreement and the Services provided hereunder, regardless of the form of action giving rise to such liability (whether under contract, tort, statutory or otherwise) shall not exceed the aggregate fees for the related Services charged by IMPCO hereunder. To the extent permitted permitted by applicable law and notwithstanding anything in this Agreement to the contrary, IMPCO shall not be liable for any indirect, exemplary, special, consequential or incidental damages of any kind, or for any damages resulting from loss or interruption of business, lost data or lost profits, arising out of or relating to this Agreement, the Services or IMPCO's performance under this Agreement, however caused, even if IMPCO has been advised of or should have known of the possibility of such damages.

          (c) Indemnification of IMPCO. Quantum shall indemnify and hold harmless IMPCO and its officers, directors, employees, agents and affiliates (collectively, "Indemnitees"), from and against all liabilities, losses, damages, expenses, fines and penalties, including reasonable attorneys' fees and disbursements, incurred by any Indemnitee as a result of any claim made against any Indemnitee by any third party in connection with IMPCO's provision of the Services or arising out of Quantum's negligence or malfeasance in connection with its use of the Services.

     1.9 Representative. The parties shall each appoint a representative (each, a "Representative") to facilitate communications and performance under this Agreement. The initial Representative of IMPCO shall be ___________________________ and the initial Representative of Quantum shall be
___________________________. Each party will provide written notice to the other party of the name and contact information of such party's Representative. Each party shall have the right at any time and from time to time to replace its Representative by giving notice in writing to the other party.

     1.10 Records. IMPCO will maintain complete and accurate records relating to the Services performed under this Agreement and records of all amounts billable to and payments made by Quantum made under this Agreement, in accordance with generally accepted accounting principles. IMPCO will maintain such records for one year after termination or expiration of this Agreement and will make all such records available to Quantum or its designee (subject in each case to Section 1.6 of this Agreement) during normal business hours upon Quantum's request.

     1.11 Disputes. In the event any dispute arises out of or in connection with the execution, interpretation, performance or nonperformance of this Agreement, the parties agree to settle such dispute as follows: The appropriate Representative for such dispute shall negotiate in good faith for a reasonable period of time to settle such dispute; provided, however, such reasonable period shall not, unless otherwise agreed by the parties in writing, exceed thirty (30) days from the time the parties began such negotiations. If after such reasonable period the Representatives are unable to settle the dispute, IMPCO and Quantum agree to settle such dispute in accordance with the dispute resolution mechanism set forth in Article VII of the Distribution Agreement.

                                   ARTICLE 2

                                 Miscellaneous

     2.1 Relationship of Parties. IMPCO shall be deemed an independent contractor hereunder and neither party shall have authority to act for or represent the other party or bind or commit the other party to any agreement or obligation. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship of independent contractor nor be deemed to vest any rights, interest or claims in any third parties.

     2.2  Modification And Amendment; Entire Agreement.

          (a) This Agreement may not be modified or amended except in a writing signed by the parties. This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. In the event of a conflict among or between this Agreement, any Statement of Work and any Change Authorization (as defined below), the terms of this Agreement shall prevail first, the Change Authorization second; and the Statement of Work third.

          (b) Either party may request changes to any and all Statements of Work by preparing and submitting a written proposal ("Change Authorization"), which sets forth any modifications to the applicable Statement of Work, including changes to the specifications, estimated charges, expenditures limits, completion schedule or other terms. A Change Authorization or other written agreement signed and dated by an authorized representative of both parties is the only means of modifying the Statements of Work. When both parties sign the Change Authorization, the change will become a part of the applicable Statement of Work. The Change Authorization will modify and take precedence over any inconsistent terms of either the Statement of Work being modified or any previous Change Authorization relating to the Statement of Work being modified.

     2.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. Notwithstanding the foregoing, the parties hereto shall have the right to terminate this Agreement in accordance with Section 1.7.

     2.4 Governing Law. This Agreement shall be governed by the laws of the State of California, without regard to conflict of laws principles. All disputes arising in connection therewith shall be heard only by a court of competent jurisdiction in Los Angeles County, California, and the prevailing party in any legal proceeding shall be entitled to recover its reasonable attorneys' fees incurred in connection therewith.

     2.5 Survival. The parties' rights and obligations which by their sense and context are intended to survive any termination or expiration of this Agreement shall so survive, including but not limited to Sections 1.3, 1.6, 1.8 and 1.11.

     2.6 Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void; provided however, that this Section 2.6 shall not
                            -------- -------
limit IMPCO's right to cause any of the Services to be performed by a third party pursuant to Section 1.1(b) of this Agreement.

     2.7 Force Majeure. IMPCO shall not be in default of its obligations hereunder for any delays or failure in performance resulting from any cause or circumstance beyond the reasonable control of IMPCO (including without limitation, acts of God, acts of government, fire, equipment breakdown, strikes or other similar labor disputes, or the inability to acquire materials or third party services), provided that IMPCO exercises commercially reasonable efforts to perform its obligations in a timely manner. If any such occurrence prevents IMPCO from providing any of the Services, IMPCO shall cooperate with Quantum in obtaining, at Quantum's sole expense, an alternative source for the affected Services, and Quantum shall be released from any payment obligation to IMPCO in respect of such Services during the period of such force majeure.

     2.8  Successors. Subject to the restrictions on assignment set forth in
Section 2.6, this Agreement shall be binding upon and inure to the benefit of and be enforceable against the parties hereto and their respective successors and assigns.

     2.9 Third Party Beneficiaries. Each party intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person or entity other than IMPCO and Quantum.

     2.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same instrument.

     2.11 Non-Exclusivity. Nothing in this Agreement precludes Quantum from obtaining, in whole or in part, services of any nature that may be obtainable from its own employees or from providers other than IMPCO and its Subsidiaries.

     2.12 Notice. Any notice, request, instruction, or other document required by this Agreement shall be in given in accordance with Section 8.6 of the Distribution Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        IMPCO TECHNOLOGIES, INC.

                                        By:____________________________________
                                           Name:
                                           Title:

                                        QUANTUM FUEL SYSTEMS
                                        TECHNOLOGIES WORLDWIDE, INC.

                                        By:____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT A

                                    SERVICES
                                    --------

                                    EXHIBIT B

                               STATEMENTS OF WORK
                               ------------------

                                    EXHIBIT C

                             FORM STATEMENT OF WORK
                             ----------------------

                            Form - Statement of Work

                            Statement of Work No. ___

     This Statement of Work No. ____ (this "Statement of Work"), effective as of ___________, 200__, is entered into by and between IMPCO Technologies, Inc. ("IMPCO") and Quantum Fuel Systems Technologies Worldwide, Inc. ("Quantum"). This Statement of Work is a part of and subject to the terms and conditions set forth in the Transition Services Agreement, dated as of ______________, 2001, between IMPCO and Quantum.

     1. Term of Statement of Work.
        -------------------------

     Commencing __________ and terminating ______________.

     2. Services to be Performed.
        ------------------------

     3. Management Representatives.
        --------------------------

     4. Fees, Costs and Expenses.
        ------------------------

     5. Other Provisions.
        ----------------

                                    EXHIBIT D

                                 FORM OF INVOICE
                                 ---------------

                       Transition Services Monthly Invoice
                       -----------------------------------

     This Invoice No. __ is for billing period ___________, 2001 through ___________, 2001 and relates to that certain Transition Services Agreement dated as of ______________, 2001, by and between IMPCO Technologies, Inc., a Delaware corporation, and Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation.


A.       [Statement of Work, No. __.][Delete if inapplicable]
         [Purchase Order No. __.][Delete if inapplicable]
         Description of Applicable Project/Service:_____________________________
         _______________________________________________________________________
         Project Site Location:_________________________________________________

-------------------------------------------------------------------------------------------------------------
Name of          No. of Hours      Employee's     Employee's          Employee's   Employee's Total
Employee         Worked by         Annual         Pro-Rated           Additional   Pro-Rated Salary
                 Employee          Salary         Salary (Based       30% Fee      Plus Fee
                 (in Hrs)          (in $)         on Number of        (in $)       (in $)
                                                  Hours Worked)
                                                  (in $)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------


                                Sub-Total (Pro-Rated Salary Plus Fee): __________________
-------------------------------------------------------------------------------------------------------------
Itemized Additional Out-Of-Pocket Expenses/1/                                      Cost of Additional
                                                                                   Out-Of-Pocket
                                                                                   Expenses
                                                                                   (in $)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                                Sub-Total Addt'l Out-of-Pocket Expenses: ________________
-------------------------------------------------------------------------------------------------------------

                                                   Total Service Charge: ________________
-------------------------------------------------------------------------------------------------------------

________________________

     /1/ Supporting documentation, including copies of subcontractors' invoices, are attached hereto.